SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): September 13, 2000





                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       1-8061                      11-1986657
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)



55 Charles Lindbergh Blvd., Mitchel Field, NY                      11553
  (Address of principal executive offices)                       (Zip Code)

                                 (516) 794-4500
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)



    -----------------------------------------------------------------------


                                Page 1 of 5 pages

Item 2.       Acquisition or Disposition of Assets.

     On September 13, 2000, Frequency Electronics, Inc., a Delaware corporation (the "Registrant") completed its acquisition (the "Acquisition") of substantially all of the outstanding shares of Gillam S.A. ("Gillam"), a privately-held company organized under the laws of Belgium. Gillam's business (the "Gillam Business") is based in the telecommunications market and targeted to four main fields: (i) "Network Synchronization"--managing timing and interconnectivity for communication networks; (ii) "Remote Control"--consisting of network monitoring systems; (iii) "Rural Telephony"--equipment designed to connect isolated subscribers to a telephone network via satellite and (iv) "Power Supplies" --produced through a subsidiary, for telecom service providers. The Registrant intends to continue operating the Gillam Business, focusing on those fields which are expected to generate the greatest long-term returns and which are most closely associated with Gillam's core technologies. Registrant expects Gillam to play a significant role in introducing Registrant's communications products into European markets.

     The Acquisition was consummated pursuant to the terms of a Share Purchase Agreement dated as of August 29, 2000 (the "Share Purchase Agreement"). The Registrant acquired an aggregate of 709,212 common shares (out of a total of 709,212 shares outstanding) of Gillam (the "Gillam Shares") from the shareholders of Gillam. In consideration of the Gillam Shares, the Registrant paid to the Gillam shareholders an aggregate of $8,400,264 in cash and 154,681 shares of Registrant's common stock ("FEI Common Stock"), par value $1.00 per share (collectively, the "Purchase Price"). The FEI Common Stock issued to the Shareholders are restricted securities under the federal securities laws. Under the Share Purchase Agreement, based upon the market value of the FEI Common Stock on July 25, 2002, Registrant may be required to issue to the Shareholders up to 35,000 additional shares of FEI Common Stock. The Purchase Price was determined by negotiation among the parties. The Registrant financed the cash component of the Purchase Price from its working capital. The press release of the Registrant, attached hereto as Exhibit 99.1, announcing the transaction is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired.

         The Registrant will file the required financial statements of Gillam on or before 60 days after the date hereof.

(c)      Exhibits.

         99.1     Press Release of the Registrant dated August 30, 2000

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Frequency Electronics, Inc.

                                     By: /s/ Alan Miller
                                        ----------------
Date:  September 28, 2000                Alan Miller
                                         Treasurer and Chief Financial Officer

                                                                    Exhibit 99.1

General Joseph P. Franklin
55 Charles Lindbergh Boulevard
Mitchel Field, NY  11553
Telephone: (516) 794-4500
August 30, 2000

                                  PRESS RELEASE

         Frequency Electronics, Inc. to Acquire Gillam, S.A. - A Leading

            Belgian Wireline Telecom Synchronization Products Company

Frequency Electronics, Inc. (AMEX:FEI) announced today that it has signed a definitive agreement to purchase Gillam, S.A., a privately-held Belgian company which develops and manufactures wireline telecom synchronization, network monitoring, and power supply products with principal offices and facilities located in Liege, Belgium. FEI will pay approximately $8.5 million in cash and 200,000 shares of FEI stock for the stock of Gillam. The transaction is expected to close within 30 days.

Gillam's consolidated revenues for the 12 months ended March 31, 2000, were approximately $16 million. The pro-forma combined revenues of both companies for the same period were approximately $43 million. The purchase of Gillam is expected to be accretive to FEI's earnings. The transaction includes the purchase of Gillam's main Belgian facility and corporate headquarters, a manufacturing and service facility in Chalon-sur-Saone, France, as well as a minority holding in a similar operation in Pinhal Novo, Portugal.

"We are very pleased to join forces with Gillam, S.A., a highly-respected European manufacturer of products that are synergistic with our own," stated Frequency Chairman Joseph Franklin. "This will allow us to offer connectivity solutions between wireless and wireline networks, and will give FEI a strong entry into the European markets. Gillam's wireline synchronization, monitoring, and instrumentation systems will be added to FEI's world-leading wireless product lines. Gillam's current management, with more than 15 years of industry experience, will remain in place and will play an important role in significantly increasing our share of the rapidly growing global telecom markets."

Michel Gillard, Gillam's President, stated, "In Frequency Electronics, we have found an ideal partner for the expansion of our business. Frequency's worldwide leadership position and unique technologies, specifically precision quartz, rubidium, and cesium will greatly augment Gillam's capabilities. I believe this transaction will prove to be a great step forward for Gillam-FEI, as our new company will be known, and is in the best interests of Gillam's customers, shareholders and employees."

                                                                    Exhibit 99.1

TM Capital Corp., a New York based investment banking firm, served as financial advisor to Frequency Electronics, Inc. in connection with this transaction.

Frequency Electronics, Inc. is a world leader in the design, development and manufacture of high-technology frequency, timing and synchronization products for satellite and terrestrial voice, video and data telecommunications. The Company's technologies provide unique solutions that are essential building blocks for the next generation of broadband wireless and fiber optic communications systems, and for the ongoing expansion of existing wireless and wireline networks. Additional information is available on FEI's website: www.frequencyelectronics.com.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995: The Statements in this press release regarding future earnings and operations and other statements relating to the future constitute "forward-looking" statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, ability to integrate operations and personnel, actions by significant customers or competitors, general domestic and international economic conditions, consumer spending trends, reliance on key customers, continued acceptance of the Company's products in the marketplace, competitive factors, new products and technological changes, product prices and raw material costs, dependence upon third-party vendors, competitive developments, changes in manufacturing and transportation costs, the availability of capital, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.